Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Quentin T. Kelly certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of WorldWater Corp. on Form 10-KSB for the annual period ended December 31, 2002 fully complies with the requirements of Section 13(a) and 15(d) of the Securities and Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operation of WorldWater Corp.

By: /s/ Quentin T. Kelly
    -----------------------------------------------------
Name: Quentin T. Kelly
Title: Chief Executive Officer and Chairman of the Board

Dated:  June 2, 2003


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